Exhibit 99.2 Third Quarter 2020 Financial Results Supplement October 29, 2020

Financial Highlights

Freddie Mac

Net Income and Comprehensive Income

$ Billions



$1.7
$1.8
$2.6
$2.4
$0.2
$0.6
$1.8
$1.9
$2.5
$2.4
3Q19
4Q19
1Q20
2Q20
3Q20
Net income
Comprehensive income

- **Net income** of $2.5 billion and **comprehensive income** of $2.4 billion, up $0.7 billion and $0.5 billion, respectively, from the prior quarter, driven by guarantee portfolio growth, higher upfront fee income recognition, and strong margins on Multifamily loan commitments.
- **Provision for credit losses** of $0.3 billion, reflecting both portfolio growth and stabilization of estimates of expected credit losses related to the COVID-19 pandemic.

Adjusted Net Interest Income and Adjusted Guarantee Fee Income

$ Billions



$0.8
$2.4
$0.7
$2.4
$0.8
$2.5
$0.4
$3.0
$0.2
$3.0
3Q19
4Q19
1Q20
2Q20
3Q20
Adjusted net interest income[1]
Adjusted guarantee fee income[1]

Note: Totals may not add due to rounding.

- **Adjusted net interest income** decreased from the prior quarter, primarily driven by higher loan prepayments that resulted in an increase in amortization expense, combined with a change in investment mix as the lower-yielding other investments portfolio represented a larger percentage of the total investments portfolio.
- **Adjusted guarantee fee income** remained relatively flat from the prior quarter as higher Single-Family guarantee fee income driven by portfolio growth and higher upfront fee income was largely offset by lower Multifamily guarantee fee income due to higher fair value losses on the guarantee asset.

© Freddie Mac 2

Total Portfolio Balances

Freddie Mac

Total guarantee portfolio[2]

$ Billions



11% YoY increase
$2,221
$260
$1,961
$2,265
$271
$1,994
$2,295
$275
$2,020
$2,342
$281
$2,061
$2,476
$297
$2,179
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
Single-Family credit guarantee portfolio
Multifamily guarantee portfolio[3]

Portfolio balance highlights

- Total guarantee portfolio:
  - Single-Family - grew $218 billion, or 11%, year-over-year.
  - Multifamily - grew $37 billion, or 14%, year-over-year.
- Total investments portfolio:
  - Mortgage-related investments portfolio - decreased $23 billion, or 11%, year-over-year.

Total investments portfolio

$ Billions



11% YoY increase
$312
$90
$222
$316
$103
$213
$334
$123
$211
$349
$155
$194
$345
$147
$198
FHFA Limit $225B*
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
Mortgage-related investments portfolio[2,4]
Other investments portfolio[5]

Total debt outstanding[4,6]

$ Billions



Purchase Agreement Debt Cap $300B
2.5
$274
6%
40%
38%
16%
2.4
$273
6%
37%
35%
22%
2.4
$288
5%
45%
30%
20%
2.5
$289
5%
45%
30%
20%
3.4
$287
5%
51%
41%
3%
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
Discount notes
Callable debt
Non-callable debt
Other
Weighted average maturity in years

Note: Totals may not add due to rounding.

*In February 2019, FHFA instructed the company to maintain the mortgage-related investments portfolio at or below $225 billion at all times.

© Freddie Mac 3

Percentage of Loans in Forbearance Single-Family(7) Multifamily(8) 2.95% 2.34% 2.21% 1.99% 0.32% 0.29% 0.22% One Month Two Months Three Total Forbearance Period Repayment Period Total Months or More Past Due Percentage of loans in the single-family guarantee portfolio that were both in forbearance and delinquent, by Percentage of loans in the multifamily mortgage portfolio currently under a forbearance program (based payment status as of September 30, 2020 (based on loan count). on UPB). © Freddie Mac 4

Conservatorship Matters and Total Equity Treasury draws and dividend payments(9) Total equity / Net worth $ Billions $ Billions $119.7 $112.4 $71.3 $71.6 $13.9 $9.1 $4.5 $0.3 $4.1 $3.1 2008-2017 2018 2019 YTD Cumulative $(0.3) 2020* Total Draws from Treasury Dividend payments to Treasury 2017 2018 2019 YTD 2020* • Pursuant to the September 2019 Letter Agreement, the company will not have a dividend requirement on the senior preferred stock until its Net Worth Amount exceeds $20.0 billion. Note: Totals may not add due to rounding. © Freddie Mac 5 *As of September 30, 2020.

Key Economic Indicators National house prices increased by an average of 8.4% Quarterly ending interest rates over the past year 3.74% 3.64% 3.50% 3.13% 2.90% 1.89% 1.57% 0.72% 0.64% 0.71% 09/30/19 12/31/19 03/31/20 06/30/20 09/30/20 30-year mortgage rate, based on Primary Mortgage Market Survey (PMMS) 10-year LIBOR Unemployment rate and job creation 11.1% 7.9% 3.5% 3.5% 4.4% 1,304,000 National house prices continued upward trend 203,000 210,000 212 (303,000) (2006 Peak) 168 (4,427,000) 3Q19 4Q19 1Q20 2Q20 3Q20 Freddie Mac House Price Index (December 2000 = 100) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Average monthly net new jobs (non-farm) National unemployment rate (as of the last month in United States (Not Seasonally Adjusted) each quarter) © Freddie Mac 6

Single-Family Guarantee Financial Highlights and Key Metrics Single-Family Guarantee Segment Earnings New business activity $ Millions $ Billions $1,420 Guarantee fees charged on new acquisitions (bps)10 $1,311 $1,250 48 49 48 45 46 $337 $753 $588 $232 $236 $134 $147 $138 $172 $58 $84 $83 $76 $63 $55 $60 $101 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Home purchase UPB Refinance UPB New Busn G-fee Credit guarantee portfolio Serious delinquency rates7 $ Billions 11% YoY 5.47% increase 4.44% $2,179 $1,994 $2,020 $2,061 $1,961 $251 $307 $293 $281 $267 3.04% 2.48% 1.77% 1.84% 1.79% 2.44% $1,928 1.95% $1,654 $1,701 $1,739 $1,794 0.61% 0.63% 0.60% (84%) (85%) (86%) (87%) (88%) 0.24% 0.26% 0.26% 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Core single-family portfolio (loans originated after 2008) Core single-family portfolio (loans originated after 2008) Legacy and relief refinance single-family portfolio Legacy and relief refinance single-family portfolio Total Note: Totals may not add due to rounding. © Freddie Mac 7

Single-Family Guarantee Loan Purchase Credit Characteristics Weighted average original loan-to-value ratio (OLTV) Weighted average original credit score 752 752 752 758 761 77% 75% 74% 72% 71% 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 New business activity with debt-to-income ratio > 45 % Loan purpose and investment properties as a percentage of loan purchases 5% 4% 4% 3% 3% 27% 37% 39% 14% 16% 56% 54% 13% 13% 20% 21% 16% 10% 10% 57% 18% 43% 40% 26% 30% 3Q19 4Q19 1Q20 2Q20 3Q20 Home purchase Cash-out refinance 3Q19 4Q19 1Q20 2Q20 3Q20 Investment properties as a Other refinance Investment properties as a % of purchases percentage of loan purchases © Freddie Mac 8

Single-Family Guarantee Credit Risk Transfer (CRT) – STACR / ACIS Total single-family credit guarantee portfolio with Cumulative single-family transferred credit risk transferred credit risk based on outstanding balance at period end $ Billions $ Billions Outstanding reference pool UPB as a percentage of total single-family portfolio 44% 45% 35% 43% 26% $28.2 $26.3 $27.9 $26.9 $24.6 $1,695 $1,376 $1,144 $906 $938 $1.3 $858 $838 $1.4 $1.1 $1.4 $1.0 $598 $648 $11.4 $457 $7.3 $6.0 $8.0 $5.9 $9.3 $6.2 $9.5 $6.1 $7.1 2016 2017 2018 2019 YTD 2020* 09/30/19 12/31/19 03/31/20 06/30/20 09/30/20 Reference pool UPB at issuance First loss positions: Retained by Freddie Mac Reference pool UPB outstanding Mezzanine loss positions: Retained by Freddie Mac First loss positions: Transferred to third parties Mezzanine loss positions: Transferred to third parties • This slide reflects STACR and ACIS CRT transactions only. It excludes senior subordinate securitization structures and lender risk-sharing transactions. *As of September 30, 2020. © Freddie Mac 9

Multifamily Financial Highlights and Key Metrics Multifamily comprehensive income (loss) Multifamily acquisitions of units by area median $ Millions income (AMI) (% of eligible units acquired) 6% 9% 7% 6% 4% $1,177 $1,063 $591 94% 91% 93% 94% 96% $502 2016 2017 2018 2019 YTD 2020* $(174) 3Q19 4Q19 1Q20 2Q20 3Q20 ≤120% AMI >120% AMI Weighted average original loan-to-value ratio (OLTV) Weighted average original debt service coverage for new business activity ratio (ODSCR) for new business activity 1.42 1.36 1.42 69% 69% 69% 69% 66% 1.34 1.32 (89%) 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 *As of September 30, 2020. © Freddie Mac 10

Multifamily Key Metrics, continued New business activity Multifamily securitization activity11,12 $ Billions $ Billions $78.4 $78.0 $75.4 $73.2 $0.5 $0.5 $72.8 $67.5 $6.5 $7.5 $6.8 $56.8 $52.1 $48.3 $2.2 $46.9 $0.3 $6.2 $77.9 $73.2 $77.5 $66.3 $67.9 $56.8 $60.7 $48.0 $49.9 $40.7 2016 2017 2018 2019 YTD 2020* 2016 2017 2018 2019 YTD 2020* New loan purchase activity LIHTC new business activity Primary securitization products Other securitization products • The multifamily loan purchase cap is $100.0 billion for the five-quarter period from the fourth quarter of 2019 through the fourth quarter of 2020, and at least 37.5% must be mission- driven affordable housing. As of September 30, 2020, the total cumulative new loan purchase activity subject to the cap was $65.5 billion, and approximately 41% was mission- driven affordable housing. Note: Totals may not add due to rounding. © Freddie Mac 11 *As of September 30, 2020.

Multifamily Portfolio Metrics Total portfolio 55% increase Total portfolio loan count $ Billions since 2016 In Thousands $309 $331 $30 $280 $33 $249 $36 $4 $213 $6 $39 $7 28 $42 27 $7 24 $13 $271 $297 21 $203 $237 $158 17 (74%) (82%) (85%) (88%) (90%) 12/31/16 12/31/17 12/31/18 12/31/19 09/30/20 Guarantee portfolio Mortgage-related securities 12/31/16 12/31/17 12/31/18 12/31/19 09/30/20 Unsecuritized loans and other Total portfolio unit count Multifamily market and Freddie Mac delinquency In Thousands rates8 4,289 4,305 4,450 1.76% 3,946 3,404 2Q20 0.19% 0.13% 3Q16 3Q17 3Q18 3Q19 3Q20 12/31/16 12/31/17 12/31/18 12/31/19 09/30/20 Freddie Mac (60+ day) FDIC insured institutions (90+ day) MF CMBS market (60+ day) Note: Totals may not add due to rounding. © Freddie Mac 12

Capital Markets Financial Highlights and Key Metrics Capital Markets comprehensive income (loss) Capital Markets investments portfolio $ Millions $ Billions $539 16% YoY increase $269 $291 $299 $300 $258 $268 $210 $87 $100 $120 $152 $144 $124 $10 $171 $168 $171 $147 $156 $(36) 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Mortgage investments portfolio Other investments portfolio Capital Markets cash window securitization Capital Markets mortgage investments portfolio $ Billions $ Billions $195 9% YoY Decrease $171 $168 $171 $130 $147 $156 $34 $30 $28 $22 $21 $19 $26 $27 $35 $49 $73 $116 $119 $116 $85 $59 $59 $84 (68%) (71%) (68%) (57%) (54%) 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Liquid Securitization pipeline Less liquid Note: Totals may not add due to rounding. © Freddie Mac 13

Housing Market Support Number of families Freddie Mac helped Number of single-family loan workouts14 13 In Thousands to own or rent a home 293 In Thousands 1 15 3,003 95 2,578 497 2,311 2,192 6 809 775 820 1,855 866 638 90 987 75 3 176 828 5 51 884 744 1,731 33 47 2 36 12 9 25 1 10 11 20 782 4 3 6 663 15 16 9 442 473 7 6 2017 2018 2019 YTD 2019* YTD 2020* 2017 2018 2019 YTD 2019* YTD 2020* 15 Forbearance agreements Single-Family refinance borrowers Home Repayment plans15 Retention Actions Single-Family purchase borrowers 15 Payment deferrals Multifamily rental units Loan modifications 15 Short sales and deed-in-lieu Foreclosure Alternatives of foreclosure transactions 15 Note: Totals may not add due to rounding. © Freddie Mac 14 *As of September 30.

Endnotes 1 For additional information regarding Freddie Mac’s non-GAAP financial measures and reconciliations to the comparable amounts under GAAP, see the company’s Press Release for the quarter ended September 30, 2020. 2 Based on unpaid principal balances (UPB) of loans and securities. Excludes mortgage-related securities traded, but not yet settled. Effective January 2020, FHFA instructed Freddie Mac to include 10% of the notional value of interest-only securities the company holds when calculating the size of its mortgage-related investments portfolio. As a result, the balance of the mortgage-related investments portfolio as determined under this FHFA guidance was $203.9 billion as of September 30, 2020, including $5.7 billion representing 10% of the notional amount of the interest-only securities the company held at that date. With respect to the composition of Freddie Mac's mortgage-related investments portfolio, in August 2020, FHFA instructed the company to: (1) reduce the amount of agency MBS to no more than $50 billion by June 30, 2021 and no more than $20 billion by June 30, 2022, with all dollar caps to be based on UPB; and (2) reduce the UPB of its existing portfolio of collateralized mortgage obligations (CMOs), which are also sometimes referred to as REMICs, to zero by June 30, 2021. The company will have a holding period limit to sell any new CMO tranches created but not sold at issuance. CMOs do not include tranches initially retained from reperforming loans senior subordinate securitization structures. 3 Primarily Freddie Mac’s K Certificate and SB (Small Balance) Certificate transactions. 4 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. See the company’s Annual Report on Form 10-K for the year ended December 31, 2019 for more information. 5 The other investments portfolio is primarily used for short-term liquidity management, cash and other investments held by consolidated trusts, and other investments, which include investments in debt securities used to pledge as collateral, LIHTC partnerships, and secured lending activities. 6 Represents the company’s aggregate indebtedness for purposes of the Purchase Agreement debt cap and primarily includes the par value of other short-term and long-term debt used to fund its business activities. Beginning in 2020, the company offset amounts recognized as payables under repurchase agreements accounted for as collateralized borrowings and amounts recognized as receivables under reverse repurchase agreements accounted for as collateralized borrowings when such amounts meet the conditions for offsetting repurchase and reverse repurchase agreements in FASB ASC Subtopic 210-20 (Balance Sheet - Offsetting). Previously, such amounts were presented on a gross basis, with amounts recognized as payables under repurchase agreements accounted for as collateralized borrowings included in Other Debt and amounts recognized as receivables under reverse repurchase agreements accounted for as collateralized borrowings included in Other Investments. Prior periods have been revised to conform to the current period presentation. 7 Information related to single-family loans in forbearance is based on information reported by servicers. Single-family loans in forbearance are reported as delinquent during the forbearance period to the extent that payments are past due based on the loan's original contractual terms, irrespective of the forbearance agreement. Single-family servicers have not been required to report forbearance information to Freddie Mac if the borrower continues to make payments during the forbearance period and remains in current status. As a result, the company's forbearance data is limited to loans in forbearance that are past due based on the loan’s original contractual terms and does not include loans that are in forbearance where the borrower has continued to make payments during the forbearance period and remains in current status. Effective October 1, 2020, the company is requiring servicers to report all alternatives to foreclosure, which include forbearance plans on all mortgages, including those that are not delinquent. 8 Multifamily loans in forbearance are reported as current as long as the borrower is in compliance with the forbearance agreement, including the agreed upon repayment plan. Loans in forbearance are therefore not included in the multifamily delinquency rates if the borrower is in compliance with the forbearance agreement. 9 Excludes the initial $1 billion liquidation preference of the senior preferred stock issued to Treasury in September 2008 and the $11.4 billion increase to-date in the aggregate liquidation preference of the senior preferred stock pursuant to the Letter Agreements. 10 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation Act of 2011. 11 Multifamily's primary securitization products are K Certificates and SB Certificates. In these transactions, the company guarantees the senior securities, but does not issue or guarantee the mezzanine or subordinated securities. The interest-rate risk and a large majority of expected and stress credit risk is sold to third-party investors through the mezzanine and subordinated securities, thereby reducing the company's risk exposure. 12 Excludes re-securitization UPB of primary and other securitization products. 13 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 14 Consists of both home retention actions and foreclosure alternatives. 15 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period. © Freddie Mac 15

Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date, and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks, and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family Guarantee, Multifamily, and Capital Markets segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, the effects of the COVID-19 pandemic and actions taken in response thereto on its business, financial condition, and liquidity, its market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company owns or guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition on a GAAP, Segment Earnings, non-GAAP, and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments, and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, uncertainty about the duration, severity, and effects of the COVID-19 pandemic and actions taken in response thereto, actions by the U.S. government (including FHFA, Treasury, Congress, and state and local governments), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates, and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, September 30, 2020, and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s website at www.freddiemac.com/ investors and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation. © Freddie Mac 16